CHEYENNE LIGHT, FUEL AND POWER COMPANY
TO
WELLS FARGO BANK, NATIONAL ASSOCIATION
FIRST SUPPLEMENTAL INDENTURE
Dated as of September 3, 2009
Creating Two Issues of First Mortgage Bonds
$10,000,000
Adjustable Rate Industrial Development Revenue Refunding Bonds
Series 2009A
and
$7,000,000
Adjustable Rate Industrial Development Revenue Refunding Bonds
Series 2009B
Supplemental to Restated indenture of Mortgage, Deed of Trust, Security Agreement and
Financing Statement, amended and restated as of November 20, 2007
THIS FIRST SUPPLEMENTAL INDENTURE TO RESTATED INDENTURE OF MORTGAGE, DEED OF TRUST, SECURITY AGREEMENT AND FINANCING STATEMENT SHALL CONSTITUTE A FINANCING STATEMENT UNDER THE WYOMING UNIFORM COMMERCIAL CODE (THE “UCC”) TO BE FILED IN THE REAL ESTATE RECORDS, AND IS FILED AS A FIXTURE FILING UNDER THE UCC COVERING GOODS WHICH ARE, OR ARE TO BECOME, FIXTURES ON THE REAL PROPERTY DESCRIBED HEREIN.

US.54415201.01

FIRST SUPPLEMENTAL INDENTURE dated as of September 3, 2009, by and between CHEYENNE LIGHT, FUEL AND POWER COMPANY, a corporation organized and existing under the laws of the State of Wyoming (the “Company”) having its principal office at No. 108 West 18th Street, Cheyenne, Wyoming, and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America and authorized to accept and execute trusts, having its principal office at 1740 Broadway, Denver, Colorado, as trustee (the “First Mortgage Bond Trustee”) under the Restated Indenture (as defined below),
WHEREAS, the Company has executed and delivered to the First Mortgage Bond Trustee its Restated Indenture of Mortgage, Deed of Trust, Security Agreement and Financing Statement, amended and restated as of November 20, 2007 (the “Restated Indenture”) to secure the payment of the principal of and the interest and premium (if any) on all bonds at any time issued and outstanding thereunder, and to declare the terms and conditions upon which bonds are to be issued thereunder; and
WHEREAS, pursuant to the provisions of the Restated Indenture, First Mortgage Bonds have been duly issued and are presently outstanding and secured by the Restated Indenture as follows:

1997A Revenue Bonds, Adjustable Rate, due March 1, 2027	$10,000,000
1997B Refunding Bonds, Adjustable Rate, due September 1, 2021	$7,000,000
Bonds of the Series 2007, 6.67%, due November 20, 2037	$110,000,000
WHEREAS, the Restated Indenture provides that the Company and the First Mortgage Bond Trustee may enter into indentures supplemental thereto to convey, transfer and assign unto the First Mortgage Bond Trustee and to subject to the lien of the Restated Indenture additional properties, rights and franchises acquired by the Company, to provide for the creation of any series of bonds, and to add to the covenants and agreements of the Company contained in the Restated Indenture other covenants and agreements of the Company thereafter to be observed (capitalized terms used herein without definition shall have the meanings assigned to them in the Restated Indenture); and
WHEREAS, Laramie County, Wyoming (the “County”) and the Company have entered into a Loan Agreement dated as of September 3, 2009 (the “Loan Agreement”), pursuant to which the County has agreed to issue $10,000,000 aggregate principal amount of its “Adjustable Rate Industrial Development Revenue Refunding Bonds (Cheyenne Light, Fuel and Power Company Project), Series 2009A (the “Series 2009A Bonds”) and $7,000,000 aggregate principal amount of its “Adjustable Rate Industrial Development Revenue Refunding Bonds (Cheyenne Light, Fuel and Power Company Project), Series 2009B” (the “Series 2009B Bonds” and together with the Series 2009A Bonds, the “Series 2009 Bonds”) under a Trust Indenture dated as of September 3, 2009 (the “Series 2009 Indenture”), between the County and U.S. Bank National Association, as trustee

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(the “Series 2009 Trustee”), and to cause the proceeds of the Series 2009 Bonds to be loaned to the Company to currently refund and redeem the 1997A Revenue Bonds and the 1997B Refunding Bonds described above; and
WHEREAS, in consideration of the issuance by the County of the Series 2009 Bonds and the disposition of the proceeds thereof, the Company has agreed, concurrently with the issuance and delivery by the County of the Series 2009 Bonds, to issue and deliver to the Series 2009 Trustee, for the account of the County, two (2) additional series of bonds to be known collectively as First Mortgage Bonds, all as herein defined and provided; to issue and deliver the First Mortgage Bonds to the Series 2009 Trustee in accordance with the Loan Agreement; arid to add to the covenants and agreements contained in the Restated Indenture the covenants and agreements hereinafter set forth; and
WHEREAS, under the Series 2009 Indenture the County has pledged and assigned to the Series 2009 Trustee all its rights and interest under the Loan Agreement, except for its rights under Sections 7.4, 7.6 and 8.3 thereof, and has pledged to the Series 2009 Trustee, among other things, the payments to be made by the Company on the aforesaid First Mortgage Bonds to be issued by the Company; and
WHEREAS, the Company, in the exercise of the powers and authority conferred upon and reserved to it under the provisions of the Restated Indenture and pursuant to appropriate resolutions of its Board of Directors, has duly resolved and determined to make, execute and deliver to the First Mortgage Bond Trustee a First Supplemental Indenture to the Restated Indenture in the form hereof for the purposes herein provided; and
WHEREAS, this First Supplemental Indenture is to be filed in the real estate records of Campbell and Laramie Counties, Wyoming, as a financing statement under the Wyoming Uniform Commercial Code (the “UCC”) as a fixture filing covering goods which are or are to become fixtures on the real property described on Schedule I attached hereto and made a part hereof and for purposes of the UCC, the Company is the debtor and the First Mortgage Bond Trustee is the secured party. The Company authorizes the First Mortgage Bond Trustee to file any financing statements required to perfect the security interests granted herein; and
WHEREAS, all conditions and requirements necessary to make this First Supplemental Indenture a valid, binding and legal instrument have been done, performed and fulfilled and the execution and delivery hereof have been in all respects duly authorized;
Now, Therefore, This First Supplemental Indenture Witnesseth:
That to secure the payment of the principal of and interest on such First Mortgage Bonds as may at any time be issued and outstanding under the Restated Indenture (as supplemented by this First Supplemental Indenture, the “Company Mortgage”), according to their tenor and effect,

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and the due performance of the covenants, agreements and provisions in the Company Mortgage and in the First Mortgage Bonds contained, and to declare the terms and conditions upon which First Mortgage Bonds are to be issued, the Company, by way of further assurance and in consideration of the premises and of the purchase and acceptance of said First Mortgage Bonds by the holders thereof, and of the sum of One Dollar ($1.00) lawful money of the United States of America to it duly paid by the First Mortgage Bond Trustee at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, has executed and delivered these presents and has granted, bargained, sold, warranted, aliened, remised, released, conveyed, confirmed, assigned, transferred, mortgaged, pledged, set over and by these presents does grant, bargain, sell, warrant, alien, remise, release, convey, confirm, assign, transfer, mortgage, pledge, set over unto the First Mortgage Bond Trustee, and to its successors in the trust hereby created and assigns forever, all of the property, real, personal and mixed, now owned by the Company, situated in the COUNTY OF LARAMIE, in the STATE OF WYOMING, or elsewhere (except the property expressly excepted from the lien of the Company Mortgage) and also all of the property, real, personal and mixed, hereafter acquired by the Company wherever situate (except the property expressly excepted from the lien of the Company Mortgage), including both as to property now owned and property hereafter acquired (without in any way limiting or impairing by the enumeration of the same the scope and intent of the foregoing or of any general description contained in the Company Mortgage):
All of the real property, together with the buildings and improvements thereon erected as described on Schedule I attached hereto and made a part hereof;
Together with all and singular the tenements, hereditaments and appurtenances belonging or in any way appertaining to the aforesaid property, or any part thereof, with the reversion and reversions, remainder and remainders, rents, issues, income and profits thereof, and all the estate, rights, title, interest and claim whatsoever, at law or in equity, which the Company now has or which it may hereafter acquire in and to the aforesaid property and every part and parcel thereof.
To Have And To Hold the property and franchises hereby conveyed and assigned, or intended so to be, unto the First Mortgage Bond Trustee and its successors in the trust forever;
Subject, however, as to property hereby conveyed, to Permitted Encumbrances, as defined in the Company Mortgage, and, as to any property hereafter acquired by the Company, to any lien thereon existing, and to any liens for unpaid portions of the purchase price placed thereon, at the time of such acquisition, but in each case only to the extent not prohibited by the provisions of the Company Mortgage;
But In Trust Nevertheless, under and subject to the terms and conditions hereinafter set forth, for the equal pro rata benefit and security of each and every person who may be or becomes the holder of the First Mortgage Bonds secured under the Company Mortgage, without preference, priority or distinction as to lien or otherwise of one First Mortgage Bond over or from the others

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by reason of priority in the issue or negotiations thereof, or by reason of the date of maturity thereof, or otherwise (except as any sinking, amortization, improvement, renewal or other analogous fund, established in accordance with the provisions of the Indenture, may afford additional security for the Bonds of any particular series and except as provided in Section 12.01 of the Company Mortgage), and for securing the observance and performance of all the terms, provisions and conditions of the Company Mortgage.
Article I
CREATION AND DESCRIPTION OF FIRST MORTGAGE BONDS
SECTION 1.1.    There shall be created and issued two (2) new series of first mortgage bonds, known as and entitled (i) “First Mortgage Bonds, Adjustable Rate Industrial Development Revenue Refunding Bonds, Series 2009A,” in the aggregate principal amount of $10,000,000 (the “Series 2009A First Mortgage Bonds”) and (ii) “First Mortgage Bonds, Adjustable Rate Industrial Development Revenue Refunding Bonds, Series 2009B,” in the aggregate principal amount of $7,000,000 (the “Series 2009B First Mortgage Bonds” and together with the Series 2009A First Mortgage Bonds, the “First Mortgage Bonds”). The aggregate principal amount of First Mortgage Bonds shall be limited to Seventeen Million Dollars ($17,000,000). All First Mortgage Bonds shall be dated as provided in the Company Mortgage (the commencement of the first interest period of the First Mortgage Bonds being the date of delivery of the First Mortgage Bonds). The execution by the Company of First Mortgage Bonds in any such denomination shall be conclusive evidence of the authorization thereof. The Series 2009A First Mortgage Bonds shall mature on March 1, 2027 and the Series 2009B First Mortgage Bonds shall mature on September 1, 2021; the First Mortgage Bonds shall bear interest at the same rate or rates from time to time payable on the respective Series 2009 Bonds, computed on the basis of the procedures set forth in the Series 2009 Indenture and payable, until the principal thereof shall have become due and payable, at such dates as provided for the payment of interest on the Series 2009 Bonds pursuant to the Series 2009 Indenture, provided, however, that in no event shall the interest rate on the First Mortgage Bonds exceed twelve percent (12%) per annum. For purposes of the Company Mortgage, the annual interest charges for the First Mortgage Bonds shall be calculated on the same basis as the annual interest charges for the respective Series 2009 Bonds. Both the principal of and interest on the First Mortgage Bonds shall be payable at the principal corporate trust office of the Series 2009 Trustee, in coin or currency of the United States of America which at the time of payment shall be legal tender for the payment of public and private debts. The Company shall deposit, or cause to be deposited, amounts equal to the principal of and interest on the First Mortgage Bonds with the Letter of Credit Bank (as defined in the Series 2009 Indenture) at least two (2) business days prior to the date on which such principal and interest are due and payable.
The obligation of the Company to make any payment of the principal of or interest on the First Mortgage Bonds, whether at maturity, upon redemption or otherwise, shall be reduced by the

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amount of any reduction under the Series 2009 Indenture of the amount of the corresponding payment required to be made by or for the account of the County thereunder in respect of the principal of or interest on the Series 2009 Bonds. The First Mortgage Bond Trustee may conclusively presume that the obligation of the Company to pay the principal of and interest on the First Mortgage Bonds, as the same shall become due and payable, is being fully satisfied unless and until it shall have received a written notice from the Series 2009 Trustee, signed by its President, a Vice President or a Trust Officer, stating that the corresponding payment of principal and interest on the Series 2009 Bonds has not been fully paid on the date required by the immediately preceding paragraph and specifying the amount of funds required to make such payment.
The First Mortgage Bonds shall be issued as fully registered bonds only, in denominations not less than $100,000 and in any integral multiple of $5,000 in excess thereof.
The First Mortgage Bonds shall be issued and delivered by the Company, for the account of the County, to the Series 2009 Trustee and shall be registered in the name of the Series 2009 Trustee, shall be owned and held by the Series 2009 Trustee for the benefit of the owners and holders from time to time of the respective Series 2009 Bonds, and shall not be transferable except to a successor trustee under the Series 2009 Indenture.
SECTION 1.2.    The First Mortgage Bonds and the First Mortgage Bond Trustee’s certificate to be endorsed on the First Mortgage Bonds shall be substantially in the following forms:

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(FORM OF SERIES 2009_ FIRST MORTGAGE BOND)
This Bond is not transferable except to a successor trustee under the Trust Indenture dated as of September 3, 2009, between Laramie County, Wyoming and U.S. Bank National Association, as Series 2009 Trustee.
CHEYENNE LIGHT, FUEL AND POWER COMPANY
FIRST MORTGAGE BOND, ADJUSTABLE RATE INDUSTRIAL DEVELOPMENT
REVENUE REFUNDING BONDS, SERIES 2009__
DUE______________
No. _____    $ ___________
FOR VALUE RECEIVED, CHEYENNE LIGHT, FUEL AND POWER COMPANY, a corporation organized and existing under the laws of the State of Wyoming (the “Company”, which term shall include any successor corporation as defined in the Company Mortgage hereinafter referred to), hereby promises to pay to U.S. Bank National Association (the “Series 2009 Trustee”) under the Trust Indenture dated as of September 3, 2009 (the “Series 2009 Indenture”) of Laramie County, Wyoming (the “County”), or registered assigns, the sum of__________________________ Dollars ($___________), on _______________, in coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts, and to pay to the registered holder hereof interest thereon, in like coin or currency, from the date hereof, at the same rate or, rates from time to time payable on the Series 2009_ Bonds (as hereinafter defined) computed on the basis of the procedures set forth in the Series 2009 Indenture and payable at such dates as provided for the payment of interest on such Series 2009_ Bonds pursuant to the Series 2009 Indenture, until the Company’s obligation with respect to such principal sum shall be discharged; provided, however, that in no event shall the interest rate on the Series 2009_ Bonds exceed twelve percent (12%) per annum. The Company shall deposit, or cause to be deposited, amounts equal to the principal of and interest on the Series 2009_ Bonds to the registered holder hereof at least two (2) business days prior to the date on which such principal and interest are due and payable.
This Series 2009_ Bond is one of an authorized issue of Bonds of the Company, all issued and to be issued in one or more series under and equally and ratably secured (except as any sinking, amortization, improvement, renewal or other analogous fund, established in accordance with the provisions of the Company Mortgage hereinafter mentioned, may afford additional security for the Bonds of any particular series) by a Restated Indenture of Mortgage, Deed of Trust, Security Agreement and Financing Statement, amended and restated as of November 20, 2007 (the “Restated Indenture”), executed by the Company to Wells Fargo Bank, National Association, as trustee (the “Trustee”), as supplemented and amended by a First Supplemental Indenture dated as of September 3, 2009 (the “First Supplemental Indenture”), made by the Company to the Trustee (said Restated Indenture and First Supplemental Indenture being herein collectively called the “Company

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Mortgage”), to which indenture and to all indentures supplemental thereto reference is hereby made for a description of the property mortgaged and pledged, the nature and extent of the security, the terms and conditions upon which the Bonds are and are to be secured and the rights of the holders or registered owners thereof and or the Trustee in respect of such security. As provided in the Company Mortgage, said Bonds may be issued in series, for various principal sums, may bear different dates and mature at different times, may bear interest at different rates and may otherwise vary as in the Company Mortgage provided or permitted. This Series 2009_ First Mortgage Bond is one of the Bonds described in the Company Mortgage and designated therein as “First Mortgage Bonds, Adjustable Rate Industrial Development Revenue Refunding Bonds Series 2009_ (the “Series 2009_ First Mortgage Bonds”).
To the extent permitted by and as provided in the Company Mortgage, the rights and obligations of the Company and of the holders of said Bonds may be changed and modified with the consent of the Company and upon the written consent of the holders of at least sixty-six and two thirds percent (66 2/3%) of the Bonds at the time outstanding (excluding Bonds not entitled to consent under the provisions of Section 1.01(g) of the Restated Indenture) and, in case one or more but less than all of the series of the Bonds issued under the Restated Indenture are so affected, of at least sixty-six and two-thirds percent (66 2/3%) in principal amount of the Bonds then outstanding and so entitled to consent of each series affected thereby (unless a different percentage is set forth in the supplemental indenture pursuant to which such affected Bonds were created), to change and modify the rights and obligations of the Company and of the holders of the Bonds (including those pertaining to any sinking or other fund) or to make such other changes in or additions to the provisions of the Company Mortgage as may be deemed necessary or advisable, provided that no such change shall be made which would (1) postpone the maturity date or mandatory prepayment or redemption date fixed in the Company Mortgage or in the Bonds or in the supplemental indenture pursuant to which the Bonds are outstanding for the payment of the principal of, or any installment of interest on, the Bonds, or (2) reduce the principal of, or the rate of interest payable on, the Bonds, or (3) reduce the percentage of the principal amount of the Bonds the consent of the holders of which is required for the authorization of the execution of an indenture supplemental to the Company Mortgage pursuant to the provisions of Section 12.01(i) of the Company Mortgage, or (4) modify, without the written consent of the Trustee, the rights, duties or immunities of the Trustee.
The Series 2009_ First Mortgage Bonds of this series have been issued to the Series 2009 Trustee for the account of the County in consideration of the issuance by the County of its Adjustable Rate Industrial Development Revenue Refunding Bonds (Cheyenne Light, Fuel and Power Company Project) Series 2009_ (the “Series 2009_ Bonds”) and the disposition of the proceeds thereof as provided in the Loan Agreement dated as of September 3, 2009 (the “Loan Agreement”) between the County and the Company and in the Series 2009 Indenture.

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The obligation of the Company to make any payment of the principal of or interest on the Series 2009_ Bonds, whether at maturity, upon redemption or otherwise, shall be reduced by the amount of any reduction under the Series 2009 Indenture of the amount of the corresponding payment required to be made by or for the account of the County thereunder in respect of the principal of or interest on the Series 2009_ Bonds.
In the event that any Series 2009 Bonds are to be redeemed pursuant to Section 4.01 of the Series 2009 Indenture, Series 2009_ First Mortgage Bonds, in a principal amount equal to the principal amount of Series 2009_ Bonds so to be redeemed, shall be redeemed by the Company, on the date fixed for redemption of such Series 2009_ Bonds, at the principal amount thereof, plus accrued interest to the date fixed for redemption. The Series 2009_ First Mortgage Bonds shall also be redeemed at the principal amount thereof, plus accrued interest thereon upon notice given pursuant to Section 7.2 of the Loan Agreement in connection with an acceleration of the Series 2009_ Bonds on the date fixed for payment of such Series 2009_ Bonds.
In case an event of default as defined in the Company Mortgage shall occur and be continuing, the principal of all the Series 2009_ First Mortgage Bonds outstanding may be declared and may become due and payable in the manner and with the effect provided in the Company Mortgage.
This Series 2009_ First Mortgage Bond is not transferable except to a successor trustee under the Series 2009 Indenture, any such transfer to be made at the office of the First Mortgage Bond Trustee in Denver, Colorado, upon surrender and cancellation of this Series 2009_ First Mortgage Bond, and thereupon a new Series 2009_ First Mortgage Bond, of a like principal amount, will be issued to the transferee in exchange therefor, as provided in the Company Mortgage. The Company, the Trustee, any paying agent and any registrar may deem and treat the person in whose name this Series 2009_ First Mortgage Bond is registered as the absolute owner hereof for the purpose of receiving payment and for all other purposes. This Series 2009_ First Mortgage Bond, alone or with other Series 2009_ First Mortgage Bonds, may in like manner be exchanged at such office for one or more new Series 2009_ First Mortgage Bonds of the same aggregate principal amount, all as provided in the Company Mortgage.
No recourse shall be had for the payment of the principal of or interest on this Series 2009_ First Mortgage Bond, or in respect of this Series 2009_ First Mortgage Bond or the Company Mortgage, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any predecessor or successor corporation, either directly or through the Company, by virtue of any constitution, statute or rule of law or by enforcement of any assessment or penalty or otherwise, any and all such liability of incorporators, stockholders, officers and directors being released by the holder hereof by the acceptance of this Series 2009_ First Mortgage Bond and being likewise waived and released by the terms of the Company Mortgage.

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This Series 2009_ First Mortgage Bond shall not be valid or become obligatory for any purpose until the certificate endorsed hereon shall be signed by the Trustee under the Company Mortgage.
IN WITNESS WHEREOF, CHEYENNE LIGHT, FUEL AND POWER COMPANY has caused this bond to be signed in its name by its President or a Vice President and its corporate seal to be imprinted hereon and attested by its Secretary or an Assistant Secretary.
Dated: September 3, 2009

CHEYENNE LIGHT, FUEL AND POWER COMPANY

By:
Vice President and Treasurer

ATTEST:

Secretary

[TRUSTEES CERTIFICATE TO BE ENDORSED ON
SERIES 2009_ FIRST MORTGAGE BONDS]
TRUSTEES CERTIFICATE OF AUTHENTICATION
This Series 2009_ First Mortgage Bond is one of the Bonds, of the series designated herein, described in the within-mentioned Company Mortgage.
WELLS FARGO BANK,
NATIONAL ASSOCIATION,
As First Mortgage Bond Trustee

By:
Authorized Officer

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Schedule I
Description of Real Property
The real property pledged pursuant to the Indenture includes all improvements and fixtures of any nature located on such property.
In addition, all water rights associated with, related to, or in any way appurtenant to the real property described below are pledged to secure the obligations under the Indenture.
LARAMIE COUNTY WYOMING REAL PROPERTY:

1.	W. 18TH GAS REGULATOR STATION
The following described real property, situated in the City of Cheyenne, County of Laramie, State of Wyoming: Block 349, City of Cheyenne, the North half (N1/2) of Lot 1 of said Block 349.

2.	HUGER AVENUE GAS REGULATOR STATION
The following described real estate situated in the County of Laramie, State of Wyoming: That part of Lot Number Four (4) in Block Number Three Hundred Eleven (311), as said Lot and Block are laid down and described upon the official plat of the City of Cheyenne, Wyoming, now on file and of record in the office of the County Clerk and ex-officio Register of Deeds of Laramie County, bounded and described as follows: BEGINNING at a point on the Southerly line or boundary of said Lot Four (4), distant Thirteen (13) feet westerly from the Southeasterly corner of said Lot Four (4); THENCE westerly along said southerly line or boundary of said Lot Four (4), a distance of Fifteen (15) feet; THENCE northerly and at right angles to said southerly line of said Lot Four (4), a distance of Fifteen (15) feet; THENCE easterly and parallel to said southerly line of said Lot Four (4), a distance of Fifteen (15) feet; THENCE southerly and at right angles to said southerly line of said Lot . Four (4), a distance of Fifteen (15) feet to the POINT OF BEGINNING. AND: The following described real estate, situated in the County of Laramie, State of Wyoming: That part of Lot Number 4, Block Number Three Hundred Eleven (311) as said Lot and Block are laid down and described on the official plat of the City of Cheyenne now on file and of record in the Office of the County Clerk and ex-officio Register of Deeds of Laramie County, State of Wyoming, described as follows: BEGINNING at a point on the southerly line or boundary of said Lot 4, Block 311, distant 28 feet west of the southeast corner of said Lot 4; THENCE west along the said southerly line or boundary of said Lot 4, a distance of 7 feet; THENCE northerly and parallel to the easterly line or boundary of said Lot 4, a distance of 15 feet; THENCE easterly and parallel to the southerly line or boundary of said Lot 4, a distance of

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7 feet; THENCE southerly and parallel to the easterly line of said Lot 4, a distance of 15 feet to the POINT OF BEGINNING. Subject to covenants and a right of reversion.

3.	CAPITOL HEIGHTS GAS REGULATOR STATION
The following described real property situated in the City of Cheyenne, County of Laramie, and State of Wyoming: All of Lot twelve (12), except the East fifteen (15) feet, which is owned by the City of Cheyenne and used for street purposes, and the East fifteen (15) feet of Lot 11, all in Block Fifteen (15), Holdrege Addition, First Filing, to the City of Cheyenne, Laramie County, Wyoming. LESS AND EXCEPT That portion of Lot 12, Holdrege Addition, First Filing to the City of Cheyenne, described as follows: BEGINNING at a point on the North line of Lot No. 11, said Holdrege Addition, distant 15 feet West of the Northwest corner of said Lot 12, THENCE Easterly and along the Northerly line of said Lots No. 11 and 12, a distance of 23 feet; THENCE Southerly and parallel to the Westerly line of said Lot No. 12, a distance of 23 feet; THENCE Westerly and parallel to the Northerly line of said Lots No. 11 and 12, a distance of 23 feet; THENCE Northerly and parallel to the Westerly line of said Lot No. 12, a distance of 23 feet to the POINT OF BEGINNING.

4.	5TH AND EVANS GAS REGULATOR STATION
The following described real estate in the City of Cheyenne, County of Laramie: Lot Number 1 in Block Number 686 of the Re-Plat of South Cheyenne, as said Re-Plat and said Lot and Block are laid down and described on the Re-Plat of Part of South Cheyenne, dated November 12, 1890, and filed in the office of the County Clerk and Ex-officio Register of Deeds of Laramie County, State of Wyoming, on November 12, 1890. LESS AND EXCEPT: The northerly 104 feet of Lot 1, Block 686 of the Re-Plat of South Cheyenne, as said Re-Plat and said Lot and Block are laid down and described on the Re-Plat of Part of South Cheyenne, dated November 12, 1890, and filed in the office of the County Clerk and Ex-officio Register of Deeds of Laramie County, State of Wyoming, on November 12, 1890.

5.	20TH AND EVANS GAS REGULATOR STATION
The following described real estate situated in the County of Laramie, State of Wyoming: The South 66 feet of Lot 8, Block 262, in the City of Cheyenne, Laramie County, Wyoming, together with an easement covering a pedestrian-way across the back of the North 66 feet of Lot 8, Block 262, to the alley. LESS AND EXCEPT: The following described real estate situated in the County of Laramie, State of Wyoming: The South 46 feet of Lot 8, Block 262, City of Cheyenne, Laramie County, Wyoming.

6.	MOUNTAINVIEW GAS REGULATOR STATION

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The following described real estate, situated in the County of Laramie, State of Wyoming: That part of Lots Seven (7) and Eight (8), in Block Thirty-two (32), in Mountview Park, an addition to the City of Cheyenne, Laramie County, Wyoming, described as follows: BEGINNING at the southeast corner of said Lot Eight (8); THENCE westerly along the southerly line of said Lot Eight (8), a distance of 18 feet; THENCE north and parallel to the easterly line of said Lot Eight (8), a distance of twenty-two (22) feet; THENCE easterly and parallel to the southerly line of said Lots Seven (7) and Eight (8), a distance of thirty-six (36) feet; THENCE southerly and parallel to the west line of said Lot Seven (7), a distance of twenty-two (22) feet; THENCE westerly along the south line or boundary of said Lot Seven (7), a distance of eighteen (18) feet to the PLACE OF BEGINNING.

7.	SNYDER SUBSTATION
The following described real estate situated in the County of Laramie, State of Wyoming: Lot 5, Block 334 in the City of Cheyenne, as said lot and block are laid down and described on the official plat of said City, on file in the office of the County Clerk and Register of Deeds of Laramie County. AND: The following described real estate situated in the County of Laramie, State of Wyoming: Lot 6, Block 334 in the City of Cheyenne, as said lot and block are laid down and described on the official plat of said City, on file in the office of the County Clerk and Register of Deeds of Laramie County. AND: The following described real estate situated in the County of Laramie, State of Wyoming: All of Lots 7 and 8, Block 334 in the City of Cheyenne, together with improvements thereon, as said lots and block are laid down and described on the official plat of said City, on file in the office of the County Clerk and Register of Deeds of Laramie County.

8.	CHEYENNE HILLTOP SUBSTATION
The following described real estate situated in the County of Laramie, State of Wyoming: That plot of ground between Lots 25 to 34 inclusive in Block 77 and Lots 15 to 24 inclusive in Block 78, known and shown as Talbot Avenue, as said lot, blocks, and avenue are set out and described upon that certain plat on file in the office of the County Clerk and Ex-officio Register of Deeds, Laramie County, State of Wyoming, described as plat of Interior Heights Addition to the City of Cheyenne and bearing the following endorsement: “18960 Territory of Wyoming, County of Laramie, SS. This instrument was filed for record on the 3rd day of March, A.D. 1890 at 10:25 o’clock A.M. and is duly recorded in Book 1 of Plats on pages 46 and 47.” AND: The following described real estate situated in the County of Laramie, State of Wyoming: That certain piece or parcel of land in the northeast quarter (NE ¼) of Section 7, Township 13 North, Range 66 West, 6th P.M., and described as Lots 15 to 24 both inclusive, in Block 78, and Lots 15 to 34, both inclusive, in Block 77 of what is known as Interior Heights Addition to the City of Cheyenne, County of Laramie, State of Wyoming, as all of above said lots and blocks are set out and described upon that certain plat on file

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in the office of the County Clerk and Ex-officio Register of Deeds, Laramie County, State of Wyoming, described as plat of Interior Heights Addition to the City of Cheyenne and bearing the following endorsement: “18960 Territory of Wyoming, County of Laramie, SS. This instrument was filed for record on the 3rd day of March, A.D. 1890 at 10:25 o’clock A.M. and is duly recorded in Book 1 of Plats on pages 46 and 47.”

9.	SUN VALLEY GAS REGULATOR STATION
The following described real estate, situate in Laramie County, State of Wyoming: All of that piece or parcel of land situated in Laramie County, State of Wyoming, being part of Lot One (1) in Block One (1), Sun Valley Addition, Filing No. 1, as said Lot and Block are laid down and described upon the map or plat of said Sun Valley Addition - Filing No. 1, a part of the Southwest one quarter (SW ¼) of Section Thirty-four (34), Township Fourteen (14) North, Range Sixty-six (66) West, Sixth (6th) Principal Meridian, and more particularly described as follows: BEGINNING at a point on the West line of said Lot One (1), Block One (1), which point is a distance of five (5) feet north of the south line of said Lot Number One (1)’ THENCE North fifteen feet (15) along the west line of said Lot One (1); THENCE East parallel to the south line of said Lot One (1), a distance of twenty (20) feet; THENCE South parallel to the West line of said Lot One (1), a distance of fifteen (15) feet, to a point of five (5) feet north of the south line of said Lot One (1); THENCE West and parallel to the south line of said Lot One (1), a distance of twenty (20) feet to the POINT OF BEGINNING.

10.	CHEYENNE SERVICE CENTER
The following described real estate, situate in Laramie County, State of Wyoming: All that portion of Lots 1, 2, 6, 7, and 8, Block 157, City of Cheyenne, Laramie County, Wyoming, lying East of the West line of the E ½ SE¼ of Section 36, Township 14 North, Range 67 West, 6th P.M., more particularly described as follows: All that portion of Lots 1 and 2, Block 157, City of Cheyenne, Laramie County, Wyoming, containing 0.171 acres, more or less, and being more particularly described as follows: BEGINNING at the Northeasterly corner of said Lot 1; THENCE South 26° 33’ East, along the Easterly boundary of said Lot 1, a distance of 132 feet to the Southeasterly corner of said Lot 1; THENCE South 63° 27’ West, along the Southerly boundary of said Lots 1 and 2, a distance of 89.25 feet to the point of intersection with the East boundary of Government Lot 5, Section 36, Township 14 North, Range 67 West, 6th P.M., Laramie County, Wyoming; THENCE North 0° 05’ West, along the East boundary of said Government Lot 5, a distance of 147.48 feet to the point of intersection with the Northerly boundary of said Lot 1; THENCE North 63° 27’ East, along the Northerly boundary of said Lot 1, a distance of 23.5 feet to the POINT OF BEGINNING.

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All that portion of Lots 6, 7, and 8, Block 157, City of Cheyenne, Laramie County, Wyoming, containing 0.394 acres, more or less, and being more particularly described as follows: BEGINNING at the southeasterly corner of said Lot 8; THENCE South 63° 27’ West, along the Southerly boundary of said Lots 6, 7, and 8, a distance of 163 feet to the point of intersection with the East boundary of Government Lot 5, Section 36, Township 14 North, Range 67 West, 6th P.M., Laramie County, Wyoming; THENCE North 0° 05’ West, along the East boundary of said Government Lot 5, a distance of 147.48 feet to the point of intersection with the Northerly boundary of said Lots 7 and 8; THENCE North 63° 27’ East, along the Northerly boundary of said Lots 7 and 8, a distance of 97.3 feet to the Northeasterly corner of said Lot 8; THENCE South 26° 33’ East, along the Easterly boundary of said Lot 8, a distance of 132 feet to the POINT OF BEGINNING. Deed dated August 16, 1961, The Colorado and Southern Railway Company, Grantor, and Cheyenne Light, Fuel and Power Company, Grantee, recorded August 29, 1961 in Book 715, Page 58 of the official records of Laramie County, Wyoming. The following described parcel of land situated, lying, and being in the City of Cheyenne, County of Laramie, State of Wyoming, which are or have been public streets and alleys according to the official survey and plat of the City of Cheyenne, and conveys and specially warrants, as hereinafter set forth, all of said parcel of land except those parts which are or have been public streets and alleys according to the official survey and plat of the City of Cheyenne: A tract of land part of which lies in Block 215, and all of which is in the East Half of the Southeast Quarter (E½ SE¼) of Section Thirty-six (36), Township Fourteen (14) North, Range Sixty-seven (67) West of the 6th P.M., City of Cheyenne, Laramie County, Wyoming, more particularly described as follows: BEGINNING at a point on the easterly line of McComb Avenue extended northerly, said point being 1262.5 feet South and 52.6 feet South 26° 42’ East of the Northwest corner of the Northeast quarter of the Southeast quarter (NE¼ SE¼) of said Section Thirty-six (36); THENCE South 26° 42’ East, a distance of 595.6 feet to a point thirty-five (35) feet northwesterly, measured at right angles, from the centerline of the Railway Company’s main railroad track; THENCE North 39° 49’ East, parallel to said main railroad track, a distance of 445.7 feet to a point of curve THENCE on a curve to the left, parallel to said railroad track, having a radius of 645.01 feet, a distance of 526.94 feet to a point, (the chord of said curve bears North 16° 23’ 30” East, a distance of 512.85 feet); THENCE North 87° 35’ 25” West, a distance of 88.73 feet to a point; THENCE South 63° 18’ West, 681.61 feet to the POINT OF BEGINNING. Containing 7.00 acres, more or less. Subject to an easement, right-of-way, and license in favor of the City of Cheyenne to keep, maintain, and use a thirty-six (36) inch concrete storm sewer as now located on, over, and across said parcel of land, and subject to whatever rights, easements, and interests, if any, which the City of Cheyenne and the public, or either of them, may have, by use or otherwise. AND: All of the following described premises located in the City of Cheyenne, Laramie County, Wyoming: All that portion of the alley in Block 157, City of Cheyenne, Laramie County, Wyoming, described

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as follows: BEGINNING at the northeasterly corner of Lot 8 in said Block; THENCE North 26° 33’ West, a distance of 16 feet; THENCE South 63° 27’ West, a distance of 89.25 feet; THENCE South 00° 05’ East, a distance of 17.9 feet; THENCE North 63° 27’ East, a distance of 97.3 feet to the POINT OF BEGINNING. All that portion of vacated McComb Avenue between the west line of the East one half of the Southeast quarter (E SE) of Section Thirty-six (36), Township Fourteen (14) North, Range Sixty-seven (67) West, 6th P.M., and a line thirty-five (35) feet northwesterly and parallel to the centerline of the Railway Company’s main railroad track more particularly described as follows: BEGINNING at the intersection of said West line of the East one-half of the Southeast quarter (E½ SE¼) of Section Thirty-six (36) and the northeasterly line of McComb Avenue, extended northwesterly; THENCE South 26° 46’ East, a distance of 648.2 feet; THENCE South 39° 49’ West, a distance of 87.2 feet; THENCE North 26° 42’ West, a distance of 523.9 feet; THENCE North along said west line of the East one-half of the Southeast quarter (E½ SE¼) of Section Thirty-six (36), a distance of 178 feet to the POINT OF BEGINNING. AND: All that portion of 23rd Street in the SE¼ SE¼ of Section 36, Township 14 North, Range 67 West, 6th P.M. lying between the West boundary of McComb Avenue and the West boundary of the SE¼ SE¼ of said Section 36, more particularly described as follows: BEGINNING at the Southeasterly corner of Lot 8, Block 157, City of Cheyenne, Laramie County, Wyoming, and extending South 63° 27’ West along the North-westerly line of 23rd Street, a distance of 163.0 feet; THENCE South 00° 05’ East, a distance of 89.36 feet; THENCE North 63° 27’ East along the Southeasterly line of 23rd Street, a distance of 202.83 feet; THENCE North 26° 33’ West, a distance of 80 feet to the POINT OF BEGINNING. The above areas were vacated from public use by Resolution No. 1429, dated April 25, 1961 of the City Council, City of Cheyenne. AND: The following described tract of land situate, lying, and being in the City of Cheyenne, County of Laramie, and State of Wyoming: All that portion of vacated McComb Avenue between the west line of the East half of the Southeast quarter (E½ SE¼), Section Thirty-six (36), Township Fourteen (14) North, Range 67 West, 6th P.M., and a line 35 feet northwesterly and parallel to the centerline of the Railway Company’s main railroad track, more particularly described as follows: BEGINNING at the intersection of said west line of the East half of the Southeast quarter (E½ SE¼), Section Thirty-six (36) and the northeasterly line of McComb Avenue, extended northwesterly; THENCE South 26° 42’ East, a distance of 648.2 feet; THENCE South 39° 49’ West, a distance of 87.2 feet; THENCE North 26° 42’ West, a distance of 523.9 feet; THENCE North along said west line of the East half of the Southeast quarter (E½ SE¼) of said Section 36, a distance of 178 feet to the POINT OF BEGINNING. The above area has previously been vacated from public use by Resolution No. 1429 dated the 25th of April, 1961 by the Council of the City of Cheyenne. AND: The following described tract of land situate, lying, and being in the City of Cheyenne, County of Laramie, State of Wyoming: A tract of land in Block No. 216 in the City of Cheyenne, and in the South half of the Southeast quarter (S½ SE¼), Section Thirty-six (36),

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Township Fourteen (14) North, Range Sixty-seven (67) West, 6th P.M., more particularly described as follows: BEGINNING at the most northerly corner of said Block No. 216, said point being 1,440.5 feet south and 415.5 feet South 26° 42’ East of the northwest corner of the Northeast quarter of the Southeast quarter (NE¼ SE¼) of said Section Thirty-six (36); THENCE South 63° 18’ West, along the southeasterly line of vacated 23rd Street, a distance of 226.03 feet to the northeasterly right-of-way line of the State Highway; THENCE South 50° 11’ East, along the said northeasterly line of the State Highway, a distance of 153.55 feet to a point 70.9 feet northwesterly from the center line of the main railroad track, measured along the last course extended southeasterly; THENCE North 52° 10’ East, a distance of 168.01 feet to the southwesterly line of vacated McComb Avenue; THENCE North 26° 42’ West, a distance of 108.39 feet to the POINT OF BEGINNING. Containing 24,850 square feet, more or less. AND: The following described real estate, situated in the County of Laramie, State of Wyoming: All that portion of that certain tract of land as described as Parcel 2 in Book 1281, Page 1518 of the Laramie County records and located in Lot 6 (NE¼ SE¼) of Section 36, Township 14 North, Range 67 West, 6th P.M., described as follows: COMMENCING at the South quarter corner of said Section 36, from which the southeast corner thereof bears South 89° 58’ 20” East, a distance of 2,639.18 feet, and the southwest corner thereof bears North 89° 58’ 42” West, a distance of 2,622.76 feet (each section corner being monumented by a stone); THENCE North 44° 02’ 21” East, a distance of 2,011.00 feet to the point on the southeasterly boundary of said tract of land, the TRUE POINT OF BEGINNING; THENCE North 37° 03’ 00” East, a distance of 0.26 feet to the point of beginning of a circular curve concave southerly, the radius of which is 532.96 feet; THENCE northeasterly along said curve through a central angle of 50° 04’ 49” a distance of 465.84 feet to a point on the northeasterly boundary of said tract of land; THENCE South 26’ 29’ 03” East along said northeasterly boundary, a distance of 11.41 feet to the southeast corner of said tract of land; THENCE South 63° 31’ 31” East along the southeasterly boundary of said tract of land, a distance of 451.24 feet, more or less, to the POINT OF BEGINNING. The above-described parcel of land contains 17,815 square feet, more or less. LESS AND EXCEPT THE FOLLOWING TWO TRACTS: The following described premises, for road and street purposes: A parcel of land in the East half of the Southeast quarter (E½ SE¼) of Section 36, Township 14 North, Range 67 West, 6th P.M., City of Cheyenne, Laramie County, Wyoming, more particularly described as follows: BEGINNING at a point on the Easterly line of McComb Avenue extended Northerly, said point being 1262.5 feet South and 6.7 feet South 26° 42’ East of the Northwest corner of the Northeast quarter of the Southeast quarter (NE¼ SE¼) of said Section 36; THENCE South 00° 05’ East, a distance of 617.43 feet; THENCE North 63° 27’ East, a distance of 107.11 feet; THENCE North 1° 48’ West, a distance of 496.84 feet; THENCE along a curve to the right having a radius of 95.62 feet, a distance of 108.90 feet to a point; THENCE South 63° 18’ West, a distance of 126.76 feet; THENCE North 26° 42’ West, a distance of 45.90 feet to the POINT OF BEGINNING. In

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the event the said parcel shall ever cease to be used for public street purposes, title shall immediately re-vest in the Grantor. The following described real estate, situated in the County of Laramie, State of Wyoming: All that portion of Lot 6 of Section 36, Township 14 North, Range 67 West, 6th P.M., described as follows: COMMENCING at the south quarter corner of said Section 36, from which the southeast corner thereof bears South 89° 58’ 20” East, a distance of 2,639.18 feet, and the Southwest corner thereof bears North 89° 58’ 42” West, a distance of 2,622.76 feet (each section corner being monumented by a stone); THENCE North 49° 21’ 24” East, a distance of 2,538.49 feet to a point on the southeasterly boundary of existing 24th Street, the TRUE POINT OF BEGINNING; THENCE along said southeasterly boundary, North 63° 32’ 26” East, a distance of 25.91 feet; THENCE continuing along said southeasterly boundary, South 87° 11’ 13” East, a distance of 88.75 feet to a point on the westerly operating right-of-way of the Burlington Northern Railroad; THENCE along said westerly operating right-of-way, South 06° 56’ 15” East, a distance of 12.62 feet; THENCE North 87° 18’ 00” West, a distance of 113.64 feet, more or less, to the POINT OF BEGINNING. The above-described parcel of land contains 1,270 square feet, more or less. Excepting and reserving from the above-described lands and unto the Grantors, all oil, gas, minerals and mineral estate of every kin and nature that can be removed from the ground without jeopardy to the maintenance or safety of public use or travel upon the surface estate and without using the surface of the lands hereby granted.

11.	CHEYENNE OFFICE
The following described real estate situate in Laramie County, State of Wyoming: All of Lot Seven (7), Block Three hundred twenty-seven (327) in the City of Cheyenne, as said lot and block are laid down and described on the official plat of said City, on file in the office of the Laramie County Clerk.

12.	SOUTH CHEYENNE GAS REGULATOR STATION
Those certain parcels of land situated in the County of Laramie, State of Wyoming, and described as follows: That portion of the Northeast quarter (NE¼) of Section 13, Township 13 North, Range 67 West, 6th P.M., in Laramie County, Wyoming, bounded as follows: BEGINNING at a point at the Northeast corner of said Section 13; THENCE West along the North line of said Section 13, a distance of 125 feet; THENCE South at right angles to the said North line of Section 13, a distance of 350 feet; THENCE East and parallel to said North line of Section 13, a distance of 125 feet; THENCE North and at right angles to said North line of Section 13, a distance of 350 feet to the POINT OF BEGINNING.

13.	BEVERLY HILLS GAS REGULATOR STATION

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A part of Tract “A”, Block 6, Beverly Hills Subdivision, Filing No. 1, being a part of Section 31, Township 13 North, Range 66 West, 6th P.M., Laramie County, Wyoming, described as follows: BEGINNING at the Southwest corner of said Tract “A”; THENCE Easterly along the Southerly line of said Tract “A”, distance of 50.0 feet; THENCE on an angle to the left of 90° and parallel to the West line of said Tract “A”, a distance of 50.0 feet; THENCE on an angle to the left of 90° and parallel to the South line of said Tract “A”, a distance of 50.0 feet to a point on the West line of said Tract “A”; THENCE Southerly along the West line of said Tract “A”, a distance of 50.0 feet to the TRUE POINT OF BEGINNING, said parcel of land being 50.0 feet wide and 50.0 feet long.

14.	INDIAN HILLS GAS REGULATOR STATION
That certain tract of land situated in the County of Laramie, State of Wyoming, and described as follows: A portion of Block 6, Indian Hills, Third Filing, Laramie County, Wyoming, being more particularly described as follows: BEGINNING at the southwest corner of said Block 6; THENCE northerly along the west boundary of said Block 6, a distance of 20 feet; THENCE easterly parallel to the south boundary of said Block 6, a distance of 20 feet; THENCE southerly, parallel to the west boundary of said Block 6, a distance of 20 feet to a point on the south boundary of said Block 6; THENCE westerly along the south boundary of said Block 6, a distance of 20 feet to the POINT OF BEGINNING.

15.	WESTERN HILLS GAS REGULATOR STATION
The following described property in Laramie County, State of Wyoming: A portion of Lot 11, Block 28, Western Hills, 4th Filing, City of Cheyenne, Laramie County, Wyoming, containing 406 square feet, more or less, and being more particularly described as follows: BEGINNING at the most southerly corner of said Lot 11, which point is the beginning of a curve to the left, northerly, and the beginning of a curve to the right, westerly; THENCE along the easterly boundary of said Lot 11, on a curve to the left whose radius is 11,309.19 feet and along a chord which bears North 7° 20.72’ East, a distance of 20.60 feet to a point on the curve; THENCE North 82° 33’ West, at right angles to the tangent of said curve, a distance of 20 feet to a point; THENCE South 7° 27’ West, a distance of 20 feet to a point on the southwesterly boundary of said Lot 11, which point is on a curve; THENCE along the southwesterly boundary of said Lot 11, on a curve to the left whose radius is 338.51 feet and along a chord which bears South 80° 51.19’ East, a distance of 20.05 feet to the POINT OF BEGINNING.

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16.	PINE BLUFFS GAS REGULATOR STATION
That certain parcel of land situated in the County of Laramie, State of Wyoming, and described as follows: Lot 1, Block 7 in Simkins-Black Subdivision, Second Filing, Town of Pine Bluffs, Laramie County, Wyoming.

17.	CORLETT SUBSTATION – ADDITIONAL LAND
The following described real estate situated in the County of Laramie, State of Wyoming; A portion of the SE¼ NW ¼ Section 17, Township 13 North, Range 67 West, 6th P.M., Laramie County, Wyoming, containing 0.217 acres, more or less, and begin more particularly described as follows: BEGINNING at a point on the northerly R/W line of U.S. Highway No. 30, as said Highway is now laid down and marked by R/W monuments, which point of beginning bears South 8° 58.7’ West, a distance of 2417.50 feet from the North quarter corner of Section 17; THENCE South 78° 57’ West, along the tangent line of the northerly R/W line of said Highway, a distance of 92.56 feet to a point of curve marked by a Highway R/W monument; THENCE South 78° 57’ West, along said tangent line extended, a distance of 7.44 feet to a point marked by a 3/4” iron pipe; THENCE North 8° 10’ East, a distance of 100 feet to a point marked by a 3/4” iron pipe; THENCE North 78° 57’ East, parallel to said Highway R/W line, a distance of 100 feet to a point marked by a 3/4” iron pipe; THENCE South 8° 10’ West, a distance of 100 feet to the POINT OF BEGINNING. AND: The following described real estate situated in the County of Laramie, State of Wyoming: BEGINNING at the Southeast corner of that certain parcel of land described in Book 824 at Page 575 in the Laramie County Real Estate Records, whence the North quarter corner of said Section 17 bears North 8° 58.7’ East, a distance of 2417.50 feet; THENCE along the South boundary line of said parcel South 78’ 57’West, a distance of 100 feet to the Southwest corner of said parcel and the True POINT OF BEGINNING; THENCE North 8° 10’ East, a distance of 100 feet to the Northwest corner of the aforesaid parcel; THENCE continuing North 8° 10’ East, a distance of 120.20 feet to a point; THENCE South 78° 57’ West, a distance of 280.46 feet to a point; THENCE South 11° 03’ East, a distance of 210.01 feet to a point on the northerly right-of-way line of U.S. Highway No. 30; THENCE along said northerly right-of-way line and along a curve to the right an arc distance of 208.95 feet, said curve having a radius of 11,459.16 feet and a chord which bears North 78° 22’ 35” East, a distance of 208 feet, more or less to the True POINT OF BEGINNING. Contains 1.171 acres.

18.	SKYLINE SUBSTATION
The following described real estate situated in the County of Laramie, State of Wyoming: That portion of the NW ¼ NW ¼ NE ¼ of Section 17, lying Southeast of the Public Road

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as now constructed along and across said NW¼ NW¼ NE¼ of Section17, Township 14 North, Range 66 West, 6th P.M., Laramie County, Wyoming.

19.	DREW GAS REGULATOR STATION
The following described real estate situated in the County of Laramie, State of Wyoming: The South 20 feet of the East 10 feet of Lot 1, Block 1, Drew Subdivision, Second Filing, a subdivision of all of Tract 91, Allison Tracts, 3rd Filing, in Laramie County, Wyoming.

20.	HAPPY JACK SWITCHING STATION
The following described real estate situated in the County of Laramie, State of Wyoming: A parcel of land located in the NW¼, NE¼ of Section 5, Township 13 North, Range 67 West, 6th P.M., Laramie County, Wyoming and being more particularly described as follows: BEGINNING at a point whence the East quarter corner of said Section 5 bears South 48° 17’ 25” East, a distance 2350.21 feet; THENCE North 79° 46’ West, a distance of 118 feet to a point; THENCE North 10° 14’ East, a distance of 211 feet to a point; THENCE South 79° 46’ East, a distance of 118 feet to a point; THENCE South 10° 14’ West, a distance of 211 feet more or less, to the POINT OF BEGINNING. Contains 0.572 acres.

21.	HAPPY JACK SWITCHING STATION – ADDITIONAL LAND
The following described real estate situated in the County of Laramie, State of Wyoming: A parcel of land located in the NW¼ NE¼ of Section 5, Township 13 North, Range 67 West, 6th P.M., Laramie County, Wyoming, and being more particularly described as follows: BEGINNING at a point whence the East quarter corner of said Section 5 bears South 48° 17’ 25” East, a distance of 2,350.21 feet, said point being the southeast corner of that certain parcel of land described in Book 1118 at page 402 of the Laramie County Real Estate Records; THENCE North 10° 14’ East along the East boundary line of said parcel, a distance of 211 feet to the northeast corner of said parcel; THENCE South 79° 46’ West, a distance of 162 feet to a point; THENCE South 10° 14’ West, a distance of 260 feet to a point; THENCE North 79° 46’ West, a distance of 280 feet to a point; THENCE North 10° 14’ East, a distance of 49 feet to the southwest corner of said parcel; THENCE South 79° 46’ East along said parcel, a distance of 118 feet more or less, to the POINT OF BEGINNING.

22.	PARKWAY SUBSTATION SITE (FORMERLY KNOWN AS CHEYENNE INDUSTRIAL PARK)
A tract of land located in the SW¼ of Section 29, Township 14 North, Range 65 West, 6th P.M., Laramie County, Wyoming, being more particularly described as follows: COMMENCING at the Southwest corner of Section 29, Township 14 North, Range 65 West, 6th P.M., marked by a stone with a cross chiseled on top; THENCE North 00° 29’ 26” East

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along the western boundary of said section, a distance of 617.13 feet to the TRUE POINT OF BEGINNING; THENCE North 00° 29’ 26” East along the western boundary of said section, a distance of 617.13 feet to a point on a curve on the southern boundary of the Union Pacific Railroad right-of-way; THENCE Easterly along the curve of the southern right-of-way of the Union Pacific Railroad, said curve being to the right with a radius of 1709.86 feet, a central angle of 04° 17’ 35”, a distance of 128.09 feet to a point of tangency; THENCE South 74° 21’ 15” East along said southern right-of-way, a distance of 772.12 feet; THENCE South 00° 29’ 26” West, a distance of 381.09 feet; THENCE North 89° 52’ 36” West, a distance of 868.93 feet, more or less, to the TRUE POINT OF BEGINNING.

23.	SILO TOWN BORDER STATION
The following described real estate situated in the County of Laramie, State of Wyoming: A portion of the East Half of the Northeast Quarter of the Northeast Quarter (E½ NE¼ NE¼), Section 17, Township 14 North, Range 65 West, 6th P.M., Laramie County, Wyoming, more particularly described as follows: BEGINNING at the Northeast corner of said Section 17; THENCE South 00’ 28’ 14” West along the east line of said Section 17, a distance of 140.00 feet; THENCE North 89° 22’ 40” West, a distance of 140.00 feet; THENCE North 00° 28’ 14” East, a distance of 140.00 feet to the north line of said Section 17; THENCE South 89° 22’ 40” East, along said north line, a distance of 140.00 feet to the POINT OF BEGINNING.

24.	CORLETT – SKYLINE 115KV TRANSMISSION LINE (KEPLER TRACT)
The following described real property situated in the County of Laramie, State of Wyoming: A tract of land situated in the Southwest Quarter of Section 8, Township 14 North, Range 66 West, 6th P.M., Laramie County, Wyoming, and more particularly described as follows: COMMENCING at the South Quarter Corner of said Section 8; THENCE North 00° 28’ 09” East along the easterly line of said Southwest Quarter, a distance of 50.00 feet to the POINT OF BEGINNING; THENCE North 89° 48’ 15” West along the northerly line of a parcel of land described in Book 1219, Page 1536, records of Laramie County, Wyoming, a distance of 2627.00 feet, whence the Southwest. Corner of Section 8 bears South 00° 24’ 26” West, a distance of 50.00 feet; THENCE North 00° 24’ 26” East along the westerly line of said Southwest Quarter, a distance of 30.00 feet; THENCE South 89° 48’ 15” East, a distance of 2627.04 feet; THENCE South 00° 28’ 09” West along the easterly line of said Southwest Quarter, a distance of 30.00 feet to the POINT OF BEGINNING.

25.	CROW CREEK SUBSTATION SITE
The following described real property situated in the County of Laramie, State of Wyoming: A parcel of land located in Section 3, Township 13 North, Range 66 West, 6th P.M., Laramie

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County, Wyoming, being more particularly described as follows: COMMENCING at Southwest Corner of said Section 3, whence the South quarter Corner of said Section 3 bears South 89° 11’ 02” East, a distance of 2642.55 feet; THENCE North 64° 26’ 39” East, a distance of 1308.24 feet to the POINT OF BEGINNING; THENCE North 12° 58’ 46” East, a distance of 173.27 feet; THENCE South 77° 01’ 14” East, a distance of 280.00 feet; THENCE South 12° 58’ 46” West, a distance of 308.74 feet; THENCE North 89° 58’ 47” West along the northerly line of the electric transmission line easement as recorded in Book 924, Page 561, Laramie County, a distance of 287.32 feet; THENCE North 12° 58’ 46” East, a distance of 199.90 feet to the POINT OF BEGINNING. Containing 95,468 square feet (2.192 Acres), more or less.

26.	CAMPSTOOL GAS REGULATOR STATION
The following described real property situated in the County of Laramie, State of Wyoming: A tract of land situated in a portion of Government Lot 3, Section 4, Township 13 North, Range 66 West, 6th P.M., Laramie County, Wyoming, said property also lies within that parcel of property described at Book 1468, Page 1306, of the Laramie County Records, and is more particularly described as follows: BEGINNING at a point monumented by a 1” yellow plastic capped rebar inscribed DMH-PELS 558 that bears South 66° 15’ 24” E. (City of Cheyenne Datum), a distance of 1820.67 feet from the Northwest corner of said Section 4, said point also bears South 33° 37’ 15” East, a distance of 73.78 feet from the Northeast corner of that parcel of land described at Book 1295, Page 1286 of the Laramie County Records, and as corrected at Book 1309, Page 384 of the Laramie County Records, as shown on the attached Exhibit “A” THENCE North 89° 40’ 21” East, a distance of 100.00 feet to a point monumented by a 1” yellow plastic capped rebar inscribed DMH-PELS 558; THENCE South 0° 20’ 01” East, a distance of 100.00 feet to a point monumented by a 1” yellow plastic capped rebar inscribed DMH-PELS 558; THENCE South 89° 40’ 21” West, a distance of 100.00 feet to a point monumented by a 1” yellow plastic capped rebar inscribed DMH-PELS 558; THENCE North 0° 20’ 01” West, a distance of 100.00 feet to the POINT OF BEGINNING. Said parcel contains 10,000 square feet of 0.2296 acres, more or less.

27.	CAMPSTOOL/NATRONA - LUMMIS RANCH GAS REGULATOR STATION
The following described real property situated in the County of Laramie, State of Wyoming: A tract of land situated in the Northeast Quarter of the Northeast Quarter (NE¼ NE¼) of Section 4 and in the Northwest Quarter of the Northwest Quarter (NW¼ NW¼) of Section 3, Township 13 North, Range 66 West, 6th P.M., Laramie County, Wyoming, more particularly described as follows: BEGINNING at a point on the south right of way line of Campstool Road and the east line of said Section 4 from which the Northeast corner of said Section bears North 00° 34’ 09” West, a distance of 965.19 feet; THENCE North 86° 01’ 56” West, along said south right of way line , a distance of 47.75 feet; THENCE South 12°

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43’ 51” West, a distance of 50.59 feet; THENCE South 86° 01’ 56” East, a distance of 91.87 feet; THENCE North 01° 12’ 08” W., a distance of 50.22 feet to the south right of way line of said Campstool Road; THENCE N. 86° 01’ 56” West, along said south right-of-way line, a distance of 31.69 feet to the POINT OF BEGINNING. The following described real estate situated in the County of Laramie, State of Wyoming: That part of Lot Number Four (4) in Block Number Three hundred eleven (311), as said Lot and Block are laid down and described upon the official plat of the City of Cheyenne, Wyoming, now on file and of record in the office of the County Clerk and ex-officio Register of Deeds of Laramie County, bounded and described as follows: BEGINNING at a point on the Southerly line or boundary of said Lot Four (4), distant Thirteen (13) feet westerly from the Southeasterly corner of said Lot Four (4); THENCE westerly along said southerly line or boundary of said Lot Four (4), a distance of Fifteen (15) feet; THENCE northerly and at right angles to said southerly line of said Lot Four (4), a distance of Fifteen (15) feet; THENCE easterly and parallel to said southerly line of said Lot Four (4), a distance of Fifteen (15) feet; THENCE southerly and at right angles to said southerly line of said Lot Four (4), a distance of Fifteen (15) feet to the POINT OF BEGINNING. AND: The following described real estate, situated in the County of Laramie, State of Wyoming: That part of Lot Number 4, Block Number Three hundred Eleven (311) as said Lot and Block are laid down and described on the official plat of the City of Cheyenne now on file and of record in the Office of the County Clerk and Ex-officio Register of Deeds of Laramie County, State of Wyoming, described as follows: BEGINNING at a point on the southerly line or boundary of said Lot 4, Block 311, distant 28 feet west of the southeast corner of said Lot 4; THENCE west along the said southerly line or boundary of said Lot 4, a distance of 7 feet; THENCE northerly and parallel to the easterly line or boundary of said Lot 4, a distance of 15 feet; THENCE easterly and parallel to the southerly line or boundary of said Lot 4, a distance of 7 feet; THENCE southerly and parallel to the easterly line of said Lot 4, a distance of 15 feet to the POINT OF BEGINNING. Subject to covenants and a right of reversion.
CAMPBELL COUNTY WYOMING REAL PROPERTY:

28.	WYGEN II PLANT
That certain 90 MW Coal Fired Power Generation Plant (the “Plant”); all equipment of any nature associated with the operation of the Plant, including without limitation, transformers, transmission lines, buss bars, coal storage facilities, ash treatment and disposal facilities, and substations, to the extent located on the real property described below (the “Property”), and whether or not such property constitutes fixtures or is permanently affixed to the Property; all contracts, contract rights and permits of the Company related to, and/or required for, the operation of the Plant; including without limitation any water rights required to operate the Plant, as well as all interest of the Company under a certain ground lease agreement regarding the Property effective September 14, 2005 between the Company, as lessee and Wyodak Resources Development Corporation, as lessor.

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A tract of land being located in the Southwest ¼ of Section 22 and the Northwest ¼ of Section 27, Township 50 North, Range 71 West, of the 6th Principal Meridian, Campbell County, Wyoming, being more particularly described as follows:
Beginning at a 5/8 inch rebar with aluminum cap stamped PLS 8404 which monuments the Southeast corner of said parcel from which the Southeast corner of Section 22 bears North 87° 51’ 21” East, 3147.53 feet, said corner being monumented with a 3½ inch brass cap;
Thence North 89° 39’ 31” West, 310.73 feet to a point being monumented with a two inch aluminum cap stamped PLS 8404, set on a two foot long 5/8 inch rebar;
Thence North 58° 07’ 17” West, 173.56 feet to a point being monumented with a two inch aluminum cap, stamped PLS 8404, set on a two foot long 5/8 inch rebar;
Thence North 01° 38’ 29” East, 1108.17 feet to a point on the southerly ROW line of Interstate 90, said point being monumented with a two inch aluminum cap, stamped PLS 8404, set on a two foot long 5/8 inch rebar;
Thence South 79° 59’ 51” East, 431.08 feet along the southerly R-O-W of Interstate 90 to a point, said point being monumented with a two inch aluminum cap, stamped PLS 8404, set on a two foot long 5/8 inch rebar;
Thence South 00° 05’ 38” East, 1126.36 feet to the point of beginning, said point being monumented with a two inch aluminum cap, stamped PLS 8404, set on a two foot long 5/8 inch rebar;
Basis of bearing for the above described tract of land being South 79° 59’ 51” East, for the south R-O-W line of Interstate 90 between Wyoming Highway Department R-O-W Monuments STA-355+09.17 to STA 372+00, said tract of land containing 11.669 acres, more or less.
SECTION 1.3.    Upon the execution and delivery of this First Supplemental Indenture and upon delivery to the First Mortgage Bond Trustee of the First Mortgage Bonds executed by the Company, and upon compliance with all applicable provisions and requirements of the Company Mortgage in respect thereof, the First Mortgage Bond Trustee shall authenticate said First Mortgage Bonds and deliver them to or upon the Written Order or Orders of the Company, without awaiting the recordation or filing for recordation of this First Supplemental Indenture.
ARTICLE II
REDEMPTION OF THE SERIES 2009B BONDS.
SECTION 2.1.    In the event that any Series 2009 Bonds are to be redeemed pursuant to Section 4.01 of the Series 2009 Indenture, the respective Series 2009 First Mortgage Bonds, in

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a principal amount equal to the principal amount of such Series 2009 Bonds so to be redeemed, shall be redeemed by the Company, on the date fixed for redemption of such Series 2009 Bonds, at the principal amount thereof, plus accrued interest to such redemption date. The respective Series 2009 First Mortgage Bonds shall also be redeemed at the principal amount thereof, plus accrued interest thereon, upon notice given pursuant to Section 7.2 of the Loan Agreement in connection with an acceleration of the respective Series 2009 Bonds, on the date fixed for payment of such Series 2009 Bonds.
SECTION 2.2.    The First Mortgage Bond Trustee shall be entitled to conclusively presume that no redemption of Series 2009 First Mortgage Bonds is required by Section 2.1 or Section 2.2 of this Article II unless and until it shall have received written notice from the Series 2009 Trustee, signed by its President, a Vice President or a Trust Officer, stating that Series 2009 Bonds are to be redeemed or accelerated as aforesaid and specifying the principal amount and the date on which the Series 2009 Bonds are to be so redeemed or accelerated as the case may be.
SECTION 2.3.    The provisions of Sections 9.01, 9.02, 9.03 and 9.04 of Article IX of the Company Mortgage shall be applicable to the Series 2009 First Mortgage Bonds, except as such provisions may otherwise be inconsistent with the provisions of this Article II.
SECTION 2.4.    The holder of each and every Series 2009 First Mortgage Bond hereby agrees to accept payment thereof prior to maturity on the terms and conditions set forth in this Article II.
ARTICLE III
CERTAIN COVENANTS
SECTION 3.1.    The Company hereby covenants that, so long as any of the First Mortgage Bonds shall remain outstanding, the covenants and agreements of the Company set forth in the Company Mortgage, as it may be amended and supplemented, from time to time, shall be and remain in full force and effect, and shall be duly observed and complied with by the Company.
ARTICLE IV
MISCELLANEOUS
SECTION 4.1.    The Company is lawfully seized and possessed of all the real estate, franchises and other property described or referred to in the Company Mortgage as presently mortgaged; subject to the exceptions stated therein, such real estate, franchises and other property are free and clear of any lien prior to the lien of the Company Mortgage except as set forth in the granting clauses of the Company Mortgage; and the Company has good right and lawful authority to mortgage the same as provided in and by the Company Mortgage.

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SECTION 4.2.    The First Mortgage Bond Trustee assumes no duties, responsibilities or liabilities by reason of this First Supplemental Indenture other than as set forth in the Company Mortgage, and this First Supplemental Indenture is executed and accepted by the First Mortgage Trustee subject to all the terms and conditions of its acceptance of the trust under the Company Mortgage, as fully as if said terms and conditions were herein set forth at length.
SECTION 4.3.    As amended and modified by this First Supplemental Indenture, the Company Mortgage is in all respects ratified and confirmed and the Company Mortgage and the First Supplemental Indenture shall be read, taken and construed as one and the same instrument.
SECTION 4.4.    This First Supplemental Indenture may be executed in several counterparts, all or any of which may be treated for all purposes as one original and shall constitute and be one and the same instrument.
IN WITNESS WHEREOF, CHEYENNE LIGHT, FUEL AND POWER COMPANY, has caused this First Supplemental Indenture to be signed in its corporate name by its President or a Vice President and its corporate seal to be hereunto affixed and attested by its Secretary or an Assistant Secretary and WELLS FARGO BANK, NATIONAL ASSOCIATION, in evidence of its acceptance of the trust hereby created, has caused this First Supplemental Indenture to be signed in its corporate name by one of its Authorized Officers and its corporate seal to be hereunto affixed and attested by one of its Authorized Officers, all as of the day and year first above written.
CHEYENNE LIGHT, FUEL AND POWER COMPANY
(CORPORATE SEAL)

By:	/s/ Garner M. Anderson
Title:	Vice President and Treasurer

ATTEST:

/s/ Roxann R. Basham
Secretary

STATE OF SOUTH DAKOTA	)
) ss.
COUNTY OF PENNINGTON	)

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This instrument was acknowledged before me on this 1st day of September, 2009 by Garner M. Anderson and Roxann R. Basham, as Vice President and Treasurer and Secretary, respectively, of Cheyenne Light, Fuel and Power Company.

/s/ LeeAnn S. Steckler
Notary Public

My Commission expires: 06-23-2011
(Signature Page Follows)

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[Counterpart Signature Page to First Supplemental Indenture for Wells Fargo Bank]
WELLS FARGO BANK
NATIONAL ASSOCIATION
As first Mortgage Bond Trustee
(BANK SEAL)

By:	/s/ Gretchen L. Middents
Vice President and Treasurer

ATTEST:

By:	/s/ Ethel M. Vick
Vice President

STATE OF COLORADO	)
) ss.
COUNTY OF DENVER	)

This instrument was acknowledged before me on this 1st day of September, 2009 by Gretchen L. Middents and Ethel Vick, as Vice Presidents of Wells Fargo Bank, National Association.

/s/ JoAnn J. Williams
Notary Public

My Commission expires: 5-14-2013

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